June 16, 2016

SEMPER MBS TOTAL RETURN FUND
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Series of Advisors Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 29, 2016, for the Semper MBS Total Return Fund

Effective immediately, the sub-section “More About Class A Shares (MBS Fund only)” beginning on page 26 of the Prospectus, and the sub-section “Waiving Your Sales Charge” on page 48 of the SAI, is revised to include the following paragraph:
To receive a reduction or waiver of your Class A initial sales charge, you must inform your financial intermediary or the Adviser at the time you purchase shares that you qualify for such a reduction.  If you do not inform your financial intermediary or the Adviser that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled.  In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide to your financial intermediary or the Adviser, information and records (including account statements) of all relevant accounts invested in the MBS Fund.  Sales charge waivers may not be available through certain financial intermediaries, due to the policies, procedures, trading platforms and/or systems of the financial intermediaries.  You may need to invest directly through the Adviser in order to receive the sales charge waivers described herein.

Please retain this Supplement with your Prospectus and SAI.
The date of this Supplement is June 16, 2016.